Exhibit 99.2
Global. Connected. Sustainable. 1Q24 FINANCIAL RESULTS May 2, 2024 The meeting place for companies, technologies and data

Executing on Key Strategic Priorities

Positioning for Long-Term Sustainable Growth

Platform DIGITAL®

5,000+	221,500
Customers	Cross Connects
50+	**300+**
Metros	Data Centers

Coverage
Deploy where you need

Capacity
Host what you need, how you need

Connectivity
Connect how you need to whom you need

Control
Implement and operate the way you need

1 Record Leasing

>40%
Above Prior Bookings Record

~60%
Increase in >1 MW Rates vs. Prior Bookings Record

2 Strong Operating Results

18.5%
Record Increase in >1 MW Renewal Spreads

5th
Consecutive Quarter of Positive Same-Capital Growth

3 Continued to Innovate



Application Providers
Platform Providers
Compute Providers
Data Providers
ServiceFabric
Private AI
Exchange (AIPx)
Platform DIGITAL
Optical Exchange
AI On-ramps
Observability

Launched Private AI Exchange (AIPx) on ServiceFabric™

DIGITAL REALTY

Note: As of March 31, 2024. Includes investments in unconsolidated entities.

1Q24 Financial Results 2

Strong Demand for Data Center Capacity

PlatformDIGITAL® Well Positioned

Enterprises

10–15% Forecasted Data Center Demand Growth through 2030 | **Digitization Opportunity Unfolding[1]**

$6.4T Annual IT Spend by 2026 | **IT Spend Accelerating[2]**

1.2M New Exabytes by 2025 | **Data Creation Intensifying[3]**

42% Actively Deploying AI | **AI Adoption Increasing[4]**


THE DATA MEETING PLACE
Platform DIGITAL

Service providers

Hyperscale Capacity Compounding[5] | **24GW** New capacity by 2028

B2B Telecom Growing[6] | **$524B** Networking Digital Transformation

AIaaS Category Emerging[7] | **$105B** Market By 2023

Physical- Digital Converging[8] | **$1T** IoT Connected Ecosystem

Notes:
1) Investing in the rising data center economy (McKinsey&Company)
2) Forecast Alert: IT Spending, Worldwide, 4Q2023 Update (Gartner)
3) DGx 2.0 (DLR analysis)
4) Global AI Adoption Index 2023 (IBM)
5) Hyperscale Data Centers Hit Thousand Mark (Synergy Research Group)
6) Seizing the core connectivity opportunity in B2B telecom (McKinsey&Company)
7) AI as a Service Market to Reach $105.04B by 2030 (Grand View Research)
8) Worldwide IDC Global Data IoT Device Installed Base and Data Generated Forecast 2023-2027 (IDC)

DIGITAL REALTY
1Q24 Financial Results 3

1Q24 Financial Results 4 Connected Data Communities Strong 0-1MW + IX Revenue 128 new logos $53M total 1Q bookings from 0-1 MW + Interconnection #3 Highest 0-1MW + IX Bookings in History 1Q24 Results

Note: As of March 31, 2024. 1Q24 Financial Results 5 32 MW delivered in 1Q24 Offering a Global Data Center Platform Global Capacity to Meet Growing Customer Demand Global Capacity ~2,500 MW total capacity in place >3,000 MW buildable IT capacity

272 MW Total Available For Lease 632 MW White Space IT Load In-Place (2) Northern Virginia Update Power Transmission Issues Constrain Capacity in Ashburn Digital Dulles Manassas Total in NoVA (1) 80 MW Available For Lease 192 MW Available For Lease 500+ Acres of land holdings that will support the build-out of another 1,000+ MW 1Q24 Financial Results 6 1) Manassas is shown at 100% share. The site is held in joint venture with Blackstone in which Digital Realty maintains a 20% interest. 2) As of March 31, 2024 and represents 438 MW in our consolidated portfolio and 194 MW in our unconsolidated portfolio.

Note: As of March 31, 2024. 1Q24 Financial Results 7 Leading Data Center Partner for Sustainability Science-Based Target Commitment to Reduce Global Emissions by 68% by 2030 • 1.4 GW contracted renewable capacity • 100% renewable for European properties and N. Am. productized colocation portfolio • 126+ sites 100% renewable including New Jersey, Texas, San Francisco, and Sydney markets More green building certified IT capacity than any other data center provider • ENERGY STAR Partner of the Year; 64% of U.S. operating portfolio ENERGY STAR certified • Awarded SEAA’s “Green Innovations: Water Solutions” in Singapore • Top 10 in the U.S. EPA Green Power Partnership • 7% reduction in water use intensity since 2020 • Expanded HVO diesel to 20 Global Sites and 15% of our global portfolio by IT capacity Leading the data center industry in green bonds Renewable Energy Leading data center purchaser of renewable energy • 1.1 GW-IT global operating portfolio has a sustainable building certification • 59% of certifications are gold level and above • 158 MW-IT certified in the past year Green Buildings Energy Efficiency Green Bonds More energy star certifications than any other data center provider • $6.4B in aggregate principal amount of green bonds issued • Fully allocated all green bond funds to sustainable projects • Executed first data center industry green bond

Social Demonstrated commitment to Diversity, Equity & Inclusion: established five employee resource groups & signed CEO Action Pledge for Diversity and Inclusion 12 philanthropic organizations supported as part of ‘Giving Tuesday’ campaign Newsweek’s America’s Most Responsible Companies of 2023 2024 Serving a Social Purpose Delivering Growth for All Stakeholders 1Q24 Financial Results 8 Top 100 ranking on JUST Capital America’s Most JUST Companies Governance Susan Swanezy added to the Board of Directors Enhanced Board diversity to 44% female or ethnically diverse 2021 2022 2023 Formalized oversight of ESG by the Nominating & Corporate Governance Committee; Signatory to the UN Global Compact Appointed Mary Hogan Preusse as Chair of the Board, which aligns with our commitment to strong governance Aligned ownership requirements to amend bylaws consistent with SEC standard

1Q24 Financial Results 1Q24 Financial Results 9

Note: Totals may not add up due to rounding. Digital Realty revised its reporting categories in 2Q 2020. For prior periods, "0-1 MW" includes Colocation, ">1 MW" includes Turn-Key Flex, "Other" includes Power Base Building and Non-Technical. “Interconnection” is unchanged. 1) Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities. 1Q24 BOOKINGS HISTORICAL BOOKINGS ANNUALIZED GAAP BASE RENT AI Spurs Demand $ in millions for Large Capacity Blocks Strong and Steady Leasing for 0-1MW + IX 0-1 MW $40.0 mm 16% of total bookings INTERCONNECTION $13.2 mm 5% of total bookings >1 MW $198.2 mm 79% of total bookings OTHER(1) $0.7 mm 0.3% of total bookings TOTAL BOOKINGS $252.2 mm 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 • Record Quarter of $252M Bookings • Record High >1 MW average leasing rate $0 $60 $120 $180 $240 1Q24 Financial Results 10

2024 2025 2026+ 1Q24 Backlog Note: Totals may not add up due to rounding. 1) Amounts shown represent GAAP annualized base rent from leases signed. 2) 4Q23 backlog total was revised to reflect leases at share for data centers contributed to the Blackstone JV (Ashburn and Paris metros) and Mitsubishi JV (Dallas Metro). 3) Amounts shown represent GAAP annualized base rent from leases signed, but not yet commenced, based on estimated future commencement date at time of signing. Actual commencement dates may vary. Record Backlog Bodes Well for Future Growth BACKLOG ROLL-FORWARD (1) $ in millions Digital Realty Backlog Unconsolidated Joint Venture Backlog COMMENCEMENT TIMING (3) $ in millions • Record Backlog of $541 Million • Record $156 Million of Commencements, Including IX in 1Q24 • 51% of Backlog to Commence in 2024 1Q24 Financial Results11 $193M $40M $495M $277M $218M 4Q23 Backlog Signed Commenced 1Q24 Backlog $46M $541M $392M $446M (2) $239M $144M $235M $131M $541M $495M $263M

Strong Pricing Environment Record Renewal Spreads 1Q24 RENEWAL SPREADS 0-1 MW > 1 MW OTHER (1) TOTAL Signed renewals representing $138 million of annualized rental revenue Signed renewals representing $97 million of annualized rental revenue Signed renewals representing $13 million of annualized rental revenue Signed renewals representing $248 million of annualized rental revenue RENTAL RATE CHANGE RENTAL RATE CHANGE RENTAL RATE CHANGE RENTAL RATE CHANGE 4.3% 18.5% GAAP Note: Totals may not add up due to rounding. Rental rate change represents the beginning rental rate on agreements renewed, relative to the ending rental rate at expiration, weighted by net rentable square feet. Signed renewals amounts represent cash annualized rental revenue. 1) Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities. • Record Cash Renewal Spreads in > 1MW Segment • Record Total Renewal Leasing of $248 Million 3.8% CASH GAAP CASH 21.6% 84.7% CASH 88.1% GAAP 11.8% CASH 13.0% GAAP 1Q24 Financial Results 12

Revenue Exposure by Currency FX Slight Tailwind in the First Quarter 51% 1% 6% 23% 5% 1% <1% 2% 4% 2024E $6.68 / Sh 1.0% SOFR +/- 100bps 0.1% GBP +/- 10% 2.0% EUR +/- 10% CORE FFO/SHARE EXPOSURE (2) EXPOSURE BY REVENUE (1) Note: Totals may not add up due to rounding. 1) As of March 31, 2024. Includes Digital Realty’s share of revenue from unconsolidated joint ventures. 2) Core FFO is a non-GAAP financial measure. For a definition of Core FFO and reconciliation to its nearest GAAP equivalent, see the Appendix. 1Q24 Financial Results 13 3% <1% • Local Operations Funded in Local Currencies act as a Natural Hedge Apr-24 <1% <1% 1Q23 U.S. DOLLAR INDEX 1Q24 ZAR 4% USD EURO GBP SGD AUD 23% 6% 5% 1% OTHER <1% CHF 51% 2% 1% JPY CAD 2% BRL 3% <1% <1% <1% 85 90 95 100 105 110 115 Jan-23 Apr-23 Jul-23 Oct-23 Jan-24 2%

Net Debt to Adjusted EBITDA(1) Bridge to Pro Forma: Announced or Completed Transactions Note: 1) Net Debt to Adjusted EBITDA is calculated as total debt at balance sheet carrying value (see Appendix), plus capital lease obligations, plus our share of joint venture debt at carrying value, less cash and cash equivalents (including Joint Venture share of cash), divided by the product of Adjusted EBITDA (including our share of joint venture EBITDA), multiplied by four. Adjusted EBITDA is a non-GAAP financial measure. For a description of Adjusted EBITDA and the calculation of these ratios, please see the Appendix. • Blackstone JV – Phase 2 to Close Later this Year • Contributed Asset (CH2) on Elk Grove Campus to GI Partners, in April • Sold an additional 24.9% Interest in Frankfurt Site to Digital Core REIT, in April 14 6.1x 5.8x 1Q24 Reported Blackstone JV Phase 2 GI Partners CH2 Digital Core REIT Frankfurt 1Q24 As Adjusted 1Q24 Financial Results

Matching the Duration of Assets and Liabilities Modest Near-Term Maturities, Well-Laddered Debt Schedule DEBT MATURITY SCHEDULE AS OF March 31, 2024 (1)(2) (U.S. $ in billions) Note: As of March 31, 2024. 1) Includes Digital Realty’s pro rata share of unconsolidated joint venture loans and debt securities. Pro forma for asset sales and completion of JVs; assuming proceeds therefrom are used to pay down the €600 million ($647 million) 2.625% Euro Notes that matured in April 2024 and $220 million of the global revolving credit facility. 2) Assumes exercise of extension options. 3) Includes impact of cross-currency swaps. 4.3 YEARS Weighted Avg. Maturity (1)(2) DEBT PROFILE 97% Unsecured Unsecured Secured 85% Non-USD Euro USD GBP Other 86% Fixed Fixed Floating 2.8 % Weighted Avg. Coupon (1)(3) 1Q24 Financial Results (3) 15 $0.3 $1.6 $2.3 $3.5 $3.3 $1.6 $1.7 $1.6 $1.6 $0.1 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 + Pro Forma Debt Pro Forma Payoffs USD Term Loan Unsecured Green Senior Notes - EUR Unsecured Green Senior Notes - CHF Unsecured Credit Facilities Other Unsecured Debt Unsecured Senior Notes - CHF Euro Term Loan Unsecured Senior Notes - EUR Unsecured Senior Notes - GBP Unsecured Senior Notes - USD Secured Mortgage Debt Pro Rata Share of JV Debt € € € R € € ₣ ¥ ¥ $

2024 Financial Guidance Update Improving Core Growth 16 As of Feb. 15, 2024 As of May 2, 2024 Better/Worse Total Revenue $5,550 – $5,650 $5,550 – $5,650 Adjusted EBITDA $2,800 – $2,900 $2,800 - $2,900 Rental Rates on Renewals Leases (Cash) 4.0% – 6.0% 5.0 – 7.0% Year-End Portfolio Occupancy +100 – 200 bps +100 – 200 bps Same-Capital Cash NOI Growth 2.0% – 3.0% 2.5 – 3.5% Core FFO per Share $6.60 – $6.75 $6.60 - $6.75 Note: Dollars in millions except Core FFO per Share. The Company does not provide a reconciliation for non-GAAP estimates on a forward-looking basis, as it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and/or amount of various items that would impact net income attributable to common stockholders per diluted share, which is the most directly comparable forward-looking GAAP financial measure. This includes, for example, external growth factors, such as dispositions, and balance sheet items, such as debt issuances, that have not yet occurred, are out of the Company's control and/or cannot be reasonably predicted. For the same reasons, the Company is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. 1. Adjusted EBITDA, Same-Capital NOI and Core FFO Per Share are non-GAAP financial measures. For a reconciliation of these measures to their nearest GAAP equivalents, see the Appendix. 1Q24 Financial Results (1) (1) (1)

Q&A Global. Connected. Sustainable. 1Q24 Financial Results 17

18 Diversifying and Bolstering Capital Sources Strengthening Customer Value Proposition Innovating and Integrating Positioned for Long-Term Sustainable Growth PlatformDIGITAL® is the Choice for AI, Cloud and Hybrid IT Record New Leasing and Strong Operating Results in 1Q24 ServiceFabric Expansion and Launched Private AI Exchange (AIPx) Raised Over $1 Billion of New Funding Through April 1Q24 Financial Results

Appendix 1Q24 Financial Results 19

Appendix Management Statements on Non-GAAP Measures The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered alternatives to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. Funds From Operations (FFO): We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or Nareit, in the Nareit Funds From Operations White Paper - 2018 Restatement. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from real estate transactions, provision for impairment, real estate related depreciation and amortization (excluding amortization of deferred financing costs), unconsolidated JV real estate related depreciation & amortization, non-controlling interest in operating-partnership reconciling items related to non-controlling interests and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the Nareit definition and, accordingly, our FFO may not be comparable to other REITs’ FFO. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. Core Funds from Operations (Core FFO): We present core funds from operations, or Core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate Core FFO by adding to or subtracting from FFO (i) other non-core revenues adjustments, (ii) transaction and integration expenses, (iii) loss from early extinguishment of debt, (iv) gain on / issuance costs associated with redeemed preferred stock, (v) severance, equity acceleration, and legal expenses, (vi) gain/loss on FX revaluation, and (vii) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of Core FFO as a measure of our performance is limited. Other REITs may calculate core FFO differently than we do and accordingly, our Core FFO may not be comparable to other REITs’ core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. EBITDA and Adjusted EBITDA: We believe that earnings before interest, loss from early extinguishment of debt, income taxes, and depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax expense, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, provision for impairment, other non-core adjustments, net, non-controlling interests, preferred stock dividends, and issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, provision for impairment, other non-core adjustments, net, non-controlling interests, preferred stock dividends, and gain on / issuance costs associated with redeemed preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do and, accordingly, our EBITDA and Adjusted EBITDA may not be comparable to other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance. Net Operating Income (NOI) and Cash NOI: Net operating income, or NOI, represents rental revenue, tenant reimbursement revenue and interconnection revenue less utilities expense, rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above- and below-market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may calculate NOI and cash NOI differently than we do and, accordingly, our NOI and cash NOI may not be comparable to other REITs’ NOI and cash NOI. NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance. Same–Capital Cash NOI: Same-Capital Cash NOI represents buildings owned as of December 31, 2022 of the prior year with less than 5% of total rentable square feet under development excludes buildings that were undergoing, or were expected to undergo, development activities in 2023-2024, buildings classified as held for sale, and buildings sold or contributed to joint ventures for all periods presented (prior period numbers adjusted to reflect current same-capital pool). 1Q24 Financial Results 20

Appendix Forward-Looking Statements This information in this presentation contains forward-looking statements within the meaning of the federal securities laws, which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Such forward-looking statements include statements relating to: our economic outlook; our expected investment and expansion activity; our joint ventures; the expected benefits and timing of PlatformDIGITAL®; the Data Gravity Index ; Data Gravity Index DGx ; public cloud services spending; the potential impact of artificial intelligence and data regulations; our sustainability initiatives; the expected effect of foreign currency translation adjustments on our financials; anticipated continued demand for our products and services; our liquidity; demand drivers and economic growth outlook; business drivers; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our product offerings; our connected data communities; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; our 2023 backlog; future rents; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; lease rollovers and expected rental rate changes; our re-leasing spreads; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing data center or colocation space; debt maturities; lease maturities; our other expected future financial and other results including guidance, and the assumptions underlying such results; our customers’ capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand; datacenter expansion plans; estimated kW/MW requirements; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; market forecasts; projected financial information and covenant metrics; Core FFO run rate and NOI growth; other forward looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; or implied by forward-looking statements include, among others, the following: reduced demand for data centers or decreases in information technology spending; decreased rental rates, increased operating costs or increased vacancy rates; increased competition or available supply of data center space; the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; breaches of our obligations or restrictions under our contracts with our customers; our dependence upon significant customers, bankruptcy or insolvency of a major customer or a significant number of smaller customers, or defaults on or non-renewal of leases by customers; our inability to successfully develop and lease new properties and development space, and delays or unexpected costs in development of properties; the impact of current global and local economic, credit and market conditions; global supply chain or procurement disruptions, or increased supply chain costs; the impact from periods of heightened inflation on our costs, such as operating and general and administrative expenses, interest expense and real estate acquisition and construction costs; information security and data privacy breaches; difficulties managing an international business and acquiring or operating properties in foreign jurisdictions and unfamiliar metropolitan areas; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses; difficulties in identifying properties to acquire and completing acquisitions; risks related to joint venture investments, including as a result of our lack of control of such investments; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; our failure to obtain necessary debt and equity financing, and our dependence on external sources of capital; financial market fluctuations and changes in foreign currency exchange rates; adverse economic or real estate developments in our industry or the industry sectors that we sell to, including risks relating to decreasing real estate valuations and impairment charges and goodwill and other intangible asset an epidemic, pandemic, or other global event impairment charges; our inability to manage our growth effectively; losses in excess of our insurance coverage; our inability to attract and retain talent; impact on our operations and on the operations of our customers, suppliers, and business partners; the expected operating performance of anticipated near-term acquisitions and descriptions relating to these expectations; environmental liabilities, risks related to natural disasters and our inability to achieve our sustainability goals; our inability to comply with rules and regulations applicable to our company; Digital Realty Trust, Inc.’s failure to maintain its status as a REIT for federal income tax purposes; Digital Realty Trust, L.P.’s failure to qualify as a partnership for federal income tax purposes; restrictions on our ability to engage in certain business activities; and changes in local, state, federal and international laws and regulations, including related to taxation, real estate and zoning laws and increases in real property tax rates; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect us. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2023, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Digital Realty, Digital Realty Trust, the Digital Realty logo, Interxion, Turn-Key Flex, Powered Base Building, PlatformDIGITAL, Data Gravity Index, Data Gravity Index DGx, ServiceFabric, AnyScale Colo, and Pervasive Data Center Architecture (PDx),among others, are registered trademarks and service marks of Digital Realty Trust, Inc. in the United States and/or other countries. All other names, trademarks and service marks are the property of their respective owners. 1Q24 Financial Results 21

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 1Q24 Financial Results 22 March 31, 2024 March 31, 2023 Net income available to common stockholders $ 271,327 $ 58,547 Adjustments: Noncontrolling interests in operating partnership 6,200 1,500 Real estate related depreciation and amortization (1) 420,591 412,192 Depreciation related to non-controlling interests (8,017) (13,388) Real estate related depreciation and amortization related to investment in unconsolidated joint ventures 47,877 33,719 (Gain) on real estate transactions (286,704) (7,825) FFO available to common stockholders and unitholders $ 451,273 $ 484,745 Basic FFO per share and unit $ 1.42 $ 1.63 Diluted FFO per share and unit $ 1.41 $ 1.60 Weighted average common stock and units outstanding Basic 318,469 297,180 Diluted 326,975 309,026 (1) Real estate related depreciation and amortization was computed as follows: Depreciation and amortization per income statement 431,102 421,198 Non-real estate depreciation (10,511) (9,006) $ 420,591 $ 412,192 March 31, 2024 March 31, 2023 FFO available to common stockholders and unitholders -- basic and diluted $ 451,273 $ 484,745 Weighted average common stock and units outstanding 318,469 297,180 Add: Effect of dilutive securities 669 202 Weighted average common stock and units outstanding -- diluted 319,138 297,382 Three Months Ended Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 1Q24 Financial Results 23 March 31, 2024 March 31, 2023 FFO available to common stockholders and unitholders -- diluted $ 451,273 $ 484,745 Other non-core revenue adjustments 3,525 (887) Transaction and integration expenses 31,839 12,267 Loss from early extinguishment of debt 1,070 - Severance, equity acceleration and legal expenses 791 4,155 (Gain) / Loss on FX revaluation 33,602 (6,778) Other non-core expense adjustments 10,052 - CFFO available to common stockholders and unitholders -- diluted $ 532,153 $ 493,500 CFFO impact of holding '23 Exchange Rates Constant 1,119 - Constant Currency CFFO available to common stockholders and unitholders -- diluted $ 533,272 $ 493,500 Diluted CFFO per share and unit $ 1.67 $ 1.66 Diluted Constant Currency CFFO per share and unit $ 1.67 $ 1.66 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 1Q24 Financial Results 24 March 31, 2024 March 31, 2023 Net income available to common stockholders $ 271,327 $ 58,547 Interest 109,535 102,220 Loss from early extinguishment of debt 1,070 - Income tax expense (benefit) 22,413 21,454 Depreciation and amortization 431,102 421,198 EBITDA 835,446 603,419 Unconsolidated JV real estate related depreciation & amortization 47,877 33,719 Unconsolidated JV interest expense and tax expense 34,271 18,556 Severance, equity acceleration and legal expenses 791 4,155 Transaction and integration expenses 31,839 12,267 (Gain) / loss on sale of investments (277,787) - Other non-core adjustments, net 21,608 (14,604) Noncontrolling interests 6,329 111 Preferred stock dividends, including undeclared dividends 10,181 10,181 Adjusted EBITDA $ 710,556 $ 667,804 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Earnings (in thousands) (unaudited) Three Months Ended Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 1Q24 Financial Results 25 March 31, 2024 March 31, 2023 Rental revenues $ 710,342 $ 684,779 Tenant reimbursements - Utilities 228,345 271,154 Tenant reimbursements - Other 28,312 23,418 Interconnection and other 91,469 86,386 Total Revenue 1,058,467 1,065,737 Utilities 265,035 295,375 Rental property operating 167,068 167,052 Property taxes 31,564 23,799 Insurance 3,939 4,019 Total Expenses 467,606 490,245 Net Operating Income $ 590,861 $ 575,492 Less: Stabilized straight-line rent $ (9,951) $ 1,543 Above and below market rent 829 1,149 Same Capital Cash Net Operating Income $ 599,983 $ 572,800 Same Capital Cash NOI impact of holding '23 Exchange Rates Constant (1,992) - Constant Currency Same Capital Cash Net Operating Income $ 597,991 $ 572,800 March 31, 2024 March 31, 2023 Total operating revenues $ 1,331,143 $ 1,338,724 less: Proforma disposition adjustment (13,236) (104,260) plus: Constant currency adjustment 1,119 - Total operating revenues (as adjusted) $ 1,319,026 $ 1,234,464 Three Months Ended Three Months Ended Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Same Capital Cash Net Operating Income (in thousands) (unaudited)

Reconciliation of Non-GAAP Items
To Their Closest GAAP Equivalent

Total Debt/Total Enterprise Value

Market value of common equity[(i)]			$	45,950,001
Liquidation value of preferred equity[(ii)]				755,000
Total debt at balance sheet carrying value				17,020,340
Total Enterprise Value			$	63,725,341
Total debt / total enterprise value				26.7%
Debt-plus-preferred-to-total-enterprise-value				27.9%

(i) Market Value of Common Equity

Common shares outstanding		312,421
Common units outstanding		6,588
Total Shares and Partnership Units		319,009
Stock price as of March 31, 2024	$	144.04
Market value of common equity	$	45,950,001

(ii) Liquidation value of preferred equity ($25.00 per share)

	Shares O/S	Liquidation Value
Series J Preferred	8,000	200,000
Series K Preferred	8,400	210,000
Series L Preferred	13,800	345,000
		755,000 [(iv)]

Net Debt/LQA Adjusted EBITDA

		QE 03/31/24
Total debt at balance sheet carrying value	$	17,020,340
Add: DLR share of unconsolidated joint venture debt		1,382,102
Add: Capital lease obligations, net		357,808
Less: Unrestricted cash		(1,555,242)
Net Debt as of March 31, 2024	$	17,205,008
Net Debt / LQA Adjusted EBITDA[(iii)]		6.1x

(iii) Adjusted EBITDA

Net loss available to common stockholders	$	271,327
Interest expense		109,535
Loss from early extinguishment of debt		1,070
Taxes		22,413
Depreciation and amortization		431,102
EBITDA		835,446
Unconsolidated JV real estate related depreciation & amortization		47,877
Unconsolidated JV interest expense and tax expense		34,271
Severance accrual and equity acceleration and legal expenses		791
Transaction and integration expenses		31,839
(Gain) / loss on sale of investments		(277,787)
Other non-core adjustments, net		21,608
Noncontrolling interests		6,329
Preferred stock dividends		10,181
Adjusted EBITDA	$	710,558
LQA Adjusted EBITDA (Adjusted EBITDA x 4)	$	2,842,230

Debt Service Ratio (LQA Adjusted EBITDA/GAAP interest expense plus capitalized interest and less bridge facility fees)

	QE 03/31/24
Total GAAP interest expense (including unconsolidated JV interest expense)	137,378
Add: Capitalized interest	28,522
GAAP interest expense plus capitalized interest	165,900
Debt Service Ratio	4.3x

Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges)

	QE 03/31/24
GAAP interest expense plus capitalized interest	165,900
Preferred dividends	10,181
Total fixed charges	176,082
Fixed charge ratio	4.0x

Unsecured Debt/Total Debt

	QE 03/31/24
Global unsecured revolving credit facility	1,901,126
Unsecured term loans	1,303,263
Unsecured senior notes, net of discount	13,190,202
Secured debt, including premiums	625,750
Capital lease obligations, net	357,808
Total debt at balance sheet carrying value	17,378,149
Unsecured Debt / Total Debt	96.4%

Net Debt Plus Preferred/LQA Adjusted EBITDA

	QE 03/31/24
Total debt at balance sheet carrying value	17,020,340
Less: Unrestricted cash	(1,555,242)
Capital lease obligations, net	357,808
DLR share of unconsolidated joint venture debt	1,382,102
Net Debt as of March 31, 2024	17,205,008
Preferred Liquidation Value [(iv)]	755,000
Net Debt plus preferred	17,960,008
Net Debt Plus Preferred/LQA Adjusted EBITDA[(iii)]	6.3x

Note: For Quarter ended March 31, 2024.

DIGITAL REALTY
1Q24 Financial Results 26

Reconciliation of Non-GAAP Items
To Their Closest GAAP Equivalent

Total Debt/Total Enterprise Value

Market value of common equity[i]	$	34,812,727
Liquidation value of preferred equity[ii]		755,000
Total debt at balance sheet carrying value		17,729,452
Total Enterprise Value	$	53,297,179
Total debt / total enterprise value		33.3%
Debt-plus-preferred-to-total-enterprise-value		34.7%

(i) Market Value of Common Equity

Common shares outstanding		299,240
Common units outstanding		6,483
Total Shares and Partnership Units		305,723
Stock price as of June 30, 2023	$	113.87
Market value of common equity	$	34,812,727

(ii) Liquidation value of preferred equity ($25.00 per share)

	Shares O/S	Liquidation Value
Series J Preferred	8,000	200,000
Series K Preferred	8,400	210,000
Series L Preferred	13,800	345,000
		755,000 [iv]

Net Debt/LQA Adjusted EBITDA

		QE 06/30/23
Total debt at balance sheet carrying value	$	17,729,452
Add: DLR share of unconsolidated joint venture debt		1,118,743
Add: Capital lease obligations, net		319,635
Less: Unrestricted cash		(324,938)
Net Debt as of June 30, 2023	$	18,842,893
Net Debt / LQA Adjusted EBITDA[iii]		6.8x

(iii) Adjusted EBITDA

Net loss available to common stockholders	$	108,003
Interest expense		111,116
Taxes		16,173
Depreciation and amortization		432,573
EBITDA		667,866
Unconsolidated JV real estate related depreciation & amortization		35,386
Unconsolidated JV interest expense and tax expense		32,105
Severance accrual and equity acceleration and legal expenses		3,652
Transaction and integration expenses		17,764
(Gain) / loss on sale of investments		(89,946)
Other non-core adjustments, net		22,132
Impairment of investments in real estate		-
Noncontrolling interests		(2,538)
Preferred stock dividends, including undeclared dividends		10,181
Adjusted EBITDA	$	696,604
LQA Adjusted EBITDA (Adjusted EBITDA x 4)	$	2,786,415

Debt Service Ratio (LQA Adjusted EBITDA/GAAP interest expense plus capitalized interest and less bridge facility fees)

	QE 06/30/23
Total GAAP interest expense (including unconsolidated JV interest expense)	127,468
Add: Capitalized interest	27,883
GAAP interest expense plus capitalized interest	155,351
Debt Service Ratio	4.5x

Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges)

	QE 06/30/23
GAAP interest expense plus capitalized interest	155,351
Preferred dividends	10,181
Total fixed charges	165,533
Fixed charge ratio	4.2x

Unsecured Debt/Total Debt

	QE 06/30/23
Global unsecured revolving credit facility	2,242,258
Unsecured term loans	1,548,780
Unsecured senior notes, net of discount	13,383,819
Secured debt, including premiums	554,594
Capital lease obligations, net	319,635
Total debt at balance sheet carrying value	18,049,086
Unsecured Debt / Total Debt	96.9%

Net Debt Plus Preferred/LQA Adjusted EBITDA

	QE 06/30/23
Total debt at balance sheet carrying value	17,729,452
Less: Unrestricted cash	(324,938)
Capital lease obligations, net	319,635
DLR share of unconsolidated joint venture debt	1,118,743
Net Debt as of June 30, 2023	18,842,893
Preferred Liquidation Value [iv]	755,000
Net Debt plus preferred	19,597,893
Net Debt Plus Preferred/LQA Adjusted EBITDA[iii]	7.0x

Note: For Quarter ended June 30, 2023.

DIGITAL REALTY

1Q24 Financial Results 27

Reconciliation of Non-GAAP Items
To Their Closest GAAP Equivalent

Total Debt/Total Enterprise Value

Market value of common equity[i]	$	37,434,562
Liquidation value of preferred equity[ii]		755,000
Total debt at balance sheet carrying value		16,869,776
Total Enterprise Value	$	55,059,338
Total debt / total enterprise value		30.6%
Debt-plus-preferred-to-total-enterprise-value		32.0%

(i) Market Value of Common Equity

Common shares outstanding		302,846
Common units outstanding		6,479
Total Shares and Partnership Units		309,325
Stock price as of September 30, 2023	$	121.02
Market value of common equity	$	37,434,562

(ii) Liquidation value of preferred equity ($25.00 per share)

	Shares O/S	Liquidation Value
Series J Preferred	8,000	200,000
Series K Preferred	8,400	210,000
Series L Preferred	13,800	345,000
		755,000 [iv]

Net Debt/LQA Adjusted EBITDA

		QE 09/30/23
Total debt at balance sheet carrying value	$	16,869,776
Add: DLR share of unconsolidated joint venture debt		1,463,211
Add: Capital lease obligations, net		306,538
Less: Unrestricted cash		(1,275,978)
Net Debt as of September 30, 2023	$	17,363,548
Net Debt / LQA Adjusted EBITDA[iii]		6.3x

(iii) Adjusted EBITDA

Net loss available to common stockholders	$	723,440
Interest expense		110,767
Taxes		17,228
Depreciation and amortization		420,613
EBITDA		1,272,048
Unconsolidated JV real estate related depreciation & amortization		43,214
Unconsolidated JV interest expense and tax expense		27,000
Severance accrual and equity acceleration and legal expenses		2,682
Transaction and integration expenses		14,465
(Gain) / loss on sale of investments		(810,688)
Other non-core adjustments, net		1,719
Provision for impairment		113,000
Noncontrolling interests		12,320
Preferred stock dividends		10,181
Adjusted EBITDA	$	685,943
LQA Adjusted EBITDA (Adjusted EBITDA x 4)	$	2,743,770

Debt Service Ratio (LQA Adjusted EBITDA/GAAP interest expense plus capitalized interest and less bridge facility fees)

	QE 09/30/23
Total GAAP interest expense (including unconsolidated JV interest expense)	129,948
Add: Capitalized interest	29,130
GAAP interest expense plus capitalized interest	159,078
Debt Service Ratio	4.3x

Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges)

	QE 09/30/23
GAAP interest expense plus capitalized interest	159,078
Preferred dividends	10,181
Total fixed charges	169,259
Fixed charge ratio	4.1x

Unsecured Debt/Total Debt

	QE 09/30/23
Global unsecured revolving credit facility	1,698,780
Unsecured term loans	1,524,663
Unsecured senior notes, net of discount	13,072,102
Secured debt, including premiums	574,231
Capital lease obligations, net	306,538
Total debt at balance sheet carrying value	17,176,314
Unsecured Debt / Total Debt	96.7%

Net Debt Plus Preferred/LQA Adjusted EBITDA

	QE 09/30/23
Total debt at balance sheet carrying value	16,869,776
Less: Unrestricted cash	(1,275,978)
Capital lease obligations, net	306,538
DLR share of unconsolidated joint venture debt	1,463,211
Net Debt as of September 30, 2023	17,363,548
Preferred Liquidation Value [iv]	755,000
Net Debt plus preferred	18,118,548
Net Debt Plus Preferred/LQA Adjusted EBITDA[iii]	6.6x

Note: For Quarter ended September 30, 2023.

DIGITAL REALTY
1Q24 Financial Results 28

Reconciliation of Non-GAAP Items

To Their Closest GAAP Equivalent

Total Debt/Total Enterprise Value

Market value of common equity[i]	$	42,804,053
Liquidation value of preferred equity[ii]		755,000
Total debt at balance sheet carrying value		17,425,908
Total Enterprise Value	$	60,984,961
Total debt / total enterprise value		28.6%
Debt-plus-preferred-to-total-enterprise-value		29.8%

(i) Market Value of Common Equity

Common shares outstanding		311,608
Common units outstanding		6,449
Total Shares and Partnership Units		318,057
Stock price as of December 31, 2023	$	134.58
Market value of common equity	$	42,804,053

(ii) Liquidation value of preferred equity ($25.00 per share)

	Shares O/S	Liquidation Value
Series J Preferred	8,000	200,000
Series K Preferred	8,400	210,000
Series L Preferred	13,800	345,000
		755,000 [ii]

Net Debt/LQA Adjusted EBITDA

		QE 12/31/23
Total debt at balance sheet carrying value	$	17,425,908
Add: DLR share of unconsolidated joint venture debt		1,534,744
Add: Capital lease obligations, net		315,178
Less: Unrestricted cash		(1,898,342)
Net Debt as of September 30, 2023	$	17,377,488
Net Debt / LQA Adjusted EBITDA[iii]		6.2x

(iii) Adjusted EBITDA

Net loss available to common stockholders	$	18,122
Interest expense		113,638
Taxes		20,724
Depreciation and amortization		420,475
EBITDA		572,958
Unconsolidated JV real estate related depreciation & amortization		64,833
Unconsolidated JV interest expense and tax expense		42,140
Severance accrual and equity acceleration and legal expenses		7,565
Transaction and integration expenses		40,226
(Gain) / loss on sale of investments		103
Other non-core adjustments, net		(35,439)
Impairment of investments in real estate		5,363
Noncontrolling interests		(8,419)
Preferred stock dividends		10,181
Adjusted EBITDA	$	699,509
LQA Adjusted EBITDA (Adjusted EBITDA x 4)	$	2,798,037

Debt Service Ratio (LQA Adjusted EBITDA/GAAP interest expense plus capitalized interest and less bridge facility fees)

	QE 12/31/23
Total GAAP interest expense (including unconsolidated JV interest expense)	143,052
Add: Capitalized interest	33,032
GAAP interest expense plus capitalized interest	176,084
Debt Service Ratio	4.0x

Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges)

	QE 12/31/23
GAAP interest expense plus capitalized interest	176,084
Preferred dividends	10,181
Total fixed charges	186,265
Fixed charge ratio	3.8x

Unsecured Debt/Total Debt

	QE 12/31/23
Global unsecured revolving credit facility	1,812,287
Unsecured term loans	1,560,305
Unsecured senior notes, net of discount	13,422,342
Secured debt, including premiums	630,973
Capital lease obligations, net	315,178
Total debt at balance sheet carrying value	17,741,085
Unsecured Debt / Total Debt	96.4%

Net Debt Plus Preferred/LQA Adjusted EBITDA

	QE 12/31/23
Total debt at balance sheet carrying value	17,425,908
Less: Unrestricted cash	(1,898,342)
Capital lease obligations, net	315,178
DLR share of unconsolidated joint venture debt	1,534,744
Net Debt as of September 30, 2023	17,377,488
Preferred Liquidation Value [ii]	755,000
Net Debt plus preferred	18,132,488
Net Debt Plus Preferred/LQA Adjusted EBITDA[iii]	6.5x

Note: For Quarter ended December 31, 2023.

DIGITAL REALTY

1Q24 Financial Results 29

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